Credit Suisse First Boston
Centex 2005-A

1,168 records
Loans with Balances < 50K

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Selection Criteria: Loans with Balances < 50K
Table of Contents

1.

Summary

2.

State

3.

Combined Loan-to-Value

4.

Coupon Rates

5.

Gross Margin

6.

Maximum Rates

7.

Next Rate Reset Date

8.

Loan Balances

9.

Property Type

10.

Original Term

11.

Remaining Term

12.

Seasoning

13.

Occupancy Type

14.

LIEN POSITIONS

15.

Documentation Type

16.

Credit Grade

17.

FICO

18.

Product Type

19.

Prepayment Penalty

20.

Loan Purpose

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1. Summary

Total HE Loans: 1,168
Aggregate Outstanding Loan Balance: $926,285,253.85
Outstanding Loan Balance: $45,269,232.09
% of Aggregate Balance: 4.89%
Average Outstanding Principal Balance: $38,757.90
Minimum Principal Balance: $14,944.01
Maximum Principal Balance: $49,981.67
Weighted Average Coupon Rate: 10.058%
Minimum Coupon: 5.750%
Maximum Coupon: 17.500%
Weighted Average Gross Margin: 8.259%
Minimum Margin: 2.250%
Maximum Margin: 11.940%
Weighted Average Lifecap: 15.691%
Minimum Lifecap: 12.750%
Maximum Lifecap: 18.990%
Weighted Average Floor: 8.697%
Minimum Floor: 5.750%
Maximum Floor: 11.990%
Weighted Average CLTV: 67.57%
Minimum CLTV: 10.75%
Maximum CLTV: 99.47%
Weighted Average Original Term: 296
Minimum Original Term: 60
Maximum Original Term: 360
Weighted Average Remaining Term: 293
Minimum Remaining Term: 57
Maximum Remaining Term: 360
Weighted Average Original Credit Score: 585
Minimum Credit Score: 435
Maximum Credit Score: 787
Maximum Seasoning: 97
Ratio of First to Second Liens: 44.12%
Outstanding Pr. Bal. secured by First Liens: $25,298,540.12
2-4 Family: $60,599.41
All Other Properties: $25,237,940.71
Outstanding Pr. Bal. secured by Second Liens: $19,970,691.97
2-4 Family: $56,969.03
All Other Properties: $19,913,722.94
2/28 IO: $0.00
3/27 IO: $0.00
Balloon Loans (as % of balance): 1.06%
Latest Maturity Date (YYYYMMDD): 20341201
Fixed Rate Interest Only: 0.00%
30 to 59 day Delinquencies (% of balance): 0.18%
6 Month ARMs (%): 0.00%
6 Month ARMs (WA months to Rate Adjustment): 0
6 Month ARMs (WA Initial Cap): 0.00%
6 Month ARMs (WA Periodic Cap): 0.00%
2/28 ARMs (%): 17.79%
2/28 ARMs (WA months to Rate Adjustment): 21
2/28 ARMs (WA Initial Cap): 2.00%
2/28 ARMs (WA Periodic Cap): 1.00%
3/27 ARMs (%): 1.26%
3/27 ARMs (WA months to Rate Adjustment): 34
3/27 ARMs (WA Initial Cap): 2.91%
3/27 ARMs (WA Periodic Cap): 1.00%
5/25 ARMs (%): 0.11%
5/25 ARMs (WA months to Rate Adjustment): 58
5/25 ARMs (WA Initial Cap): 2.00%
5/25 ARMs (WA Periodic Cap): 2.00%
Loans with invalid FICO: 1
% Balance with FDATE >= Nov 1: 47.54%
wa Seasoning: 3

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2. State

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Arizona	9	$361,607.62	0.80%	10.20%	585	73.31%
Arkansas	9	369,852.21	0.82	9.37	604	69.52
California	143	5,333,007.24	11.78	10.35	588	68.43
Colorado	3	95,072.23	0.21	11.60	556	85.47
Connecticut	14	466,812.52	1.03	10.77	559	69.90
Delaware	4	171,844.86	0.38	9.77	578	79.21
Florida	66	2,397,587.19	5.30	10.01	573	68.78
Georgia	20	782,441.52	1.73	10.47	598	69.70
Idaho	4	159,064.50	0.35	8.44	628	69.48
Illinois	4	125,244.58	0.28	9.36	637	79.63
Indiana	15	708,550.82	1.57	8.18	608	78.37
Iowa	9	374,218.56	0.83	10.66	556	62.98
Kansas	5	213,463.45	0.47	9.37	610	74.34
Kentucky	10	452,281.89	1.00	8.81	566	69.71
Louisiana	47	1,870,444.46	4.13	9.23	565	68.90
Maine	6	205,257.28	0.45	9.81	593	71.52
Maryland	31	1,097,403.91	2.42	10.88	597	74.53
Massachusetts	20	705,335.18	1.56	10.10	583	64.80
Michigan	24	895,852.09	1.98	10.01	586	70.37
Minnesota	3	84,126.86	0.19	11.69	562	80.70
Mississippi	6	291,554.68	0.64	8.04	612	77.46
Missouri	14	513,726.38	1.13	9.06	616	74.34
Montana	1	41,294.64	0.09	10.50	667	85.49
Nebraska	1	32,558.50	0.07	8.99	661	75.74
Nevada	19	676,803.39	1.50	10.92	574	76.39
New Hampshire	8	294,064.45	0.65	8.45	575	53.46
New Jersey	53	1,874,222.86	4.14	11.66	578	66.72
New Mexico	5	216,802.79	0.48	9.78	613	67.09
New York	45	1,815,769.37	4.01	10.95	580	72.93
North Carolina	18	818,191.85	1.81	9.59	590	62.07
Ohio	28	1,175,946.98	2.60	9.47	590	65.75
Oklahoma	19	787,651.97	1.74	8.97	594	74.86
Oregon	7	262,865.85	0.58	10.43	591	60.15
Pennsylvania	38	1,488,771.85	3.29	9.94	589	64.84
Rhode Island	9	282,026.75	0.62	10.72	572	65.48
South Carolina	15	613,287.94	1.35	10.17	578	62.80
Tennessee	11	456,128.65	1.01	7.48	623	71.45
Texas	361	14,311,997.40	31.62	10.01	585	63.78
Utah	1	26,052.24	0.06	11.85	542	85.49
Vermont	2	77,960.42	0.17	7.91	587	64.56
Virginia	28	977,525.69	2.16	10.89	585	70.01
Washington	15	614,617.65	1.36	9.82	569	67.83
West Virginia	8	399,347.76	0.88	9.32	554	74.32
Wisconsin	10	350,593.06	0.77	11.53	555	69.05
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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3. Combined Loan-to-Value

Combined Loan-to-Value	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
10.01 - 15.00	3	$149,822.89	0.33%	8.18%	604	11.56%
15.01 - 20.00	2	99,849.53	0.22	8.70	560	18.56
20.01 - 25.00	9	414,496.53	0.92	8.98	561	22.75
25.01 - 30.00	12	532,990.02	1.18	9.40	592	28.11
30.01 - 35.00	29	1,275,497.23	2.82	8.77	597	32.41
35.01 - 40.00	29	1,263,324.78	2.79	9.26	593	37.57
40.01 - 45.00	44	1,746,331.81	3.86	9.73	585	42.64
45.01 - 50.00	47	1,881,945.33	4.16	9.26	596	47.76
50.01 - 55.00	59	2,414,035.70	5.33	9.56	593	52.59
55.01 - 60.00	65	2,703,165.31	5.97	9.86	589	57.55
60.01 - 65.00	106	4,295,335.24	9.49	9.70	583	62.57
65.01 - 70.00	118	4,397,212.09	9.71	10.05	591	67.85
70.01 - 75.00	126	4,836,642.91	10.68	10.61	566	72.73
75.01 - 80.00	242	9,154,266.84	20.22	10.46	581	78.47
80.01 - 85.00	141	5,034,244.36	11.12	10.78	576	82.80
85.01 - 90.00	130	4,829,275.71	10.67	9.96	598	86.70
90.01 - 95.00	4	193,864.39	0.43	9.04	586	91.15
95.01 - 100.00	2	46,931.42	0.10	10.12	655	98.16
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Minimum: 10.75
Maximum: 99.47
Weighted Average: 67.57

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4. Coupon Rates

Coupon Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
5.501 - 6.000	11	$505,991.15	1.12%	5.90%	648	59.88%
6.001 - 6.500	19	828,788.68	1.83	6.37	658	61.16
6.501 - 7.000	37	1,709,631.21	3.78	6.85	648	59.89
7.001 - 7.500	29	1,356,758.16	3.00	7.37	623	62.11
7.501 - 8.000	52	2,396,232.81	5.29	7.86	619	64.53
8.001 - 8.500	43	1,961,239.13	4.33	8.32	608	61.82
8.501 - 9.000	102	4,398,563.96	9.72	8.83	597	65.17
9.001 - 9.500	90	3,567,012.09	7.88	9.33	598	64.28
9.501 - 10.000	160	6,357,814.33	14.04	9.85	585	66.21
10.001 - 10.500	92	3,574,186.35	7.90	10.35	573	69.36
10.501 - 11.000	159	5,851,419.36	12.93	10.84	575	70.39
11.001 - 11.500	83	3,033,477.89	6.70	11.32	564	70.14
11.501 - 12.000	109	3,771,931.00	8.33	11.86	557	73.61
12.001 - 12.500	85	2,954,058.52	6.53	12.30	557	69.45
12.501 - 13.000	51	1,576,125.48	3.48	12.80	547	73.77
13.001 - 13.500	23	729,903.26	1.61	13.38	530	73.10
13.501 - 14.000	15	458,570.96	1.01	13.71	532	76.71
14.001 - 14.500	7	222,583.74	0.49	14.28	526	76.70
17.001 - 17.500	1	14,944.01	0.03	17.50	576	65.00
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Minimum: 5.750%
Maximum: 17.500%
Weighted Average: 10.058%

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5. Gross Margin

Gross Margin	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2.001 - 2.500	1	$48,562.09	0.56%	7.25%	682	90.00%
5.001 - 5.500	4	183,440.12	2.11	5.75	643	43.43
5.501 - 6.000	20	847,969.68	9.77	6.18	648	66.13
6.001 - 6.500	10	436,127.37	5.03	6.72	644	67.93
6.501 - 7.000	12	572,471.30	6.60	7.10	593	63.00
7.001 - 7.500	11	516,296.59	5.95	7.69	604	65.84
7.501 - 8.000	24	1,076,762.08	12.41	8.14	588	70.38
8.001 - 8.500	17	789,688.88	9.10	8.69	600	62.73
8.501 - 9.000	24	1,071,511.67	12.35	9.09	555	70.21
9.001 - 9.500	25	1,073,036.04	12.37	9.62	559	63.45
9.501 - 10.000	14	614,344.92	7.08	10.18	545	58.14
10.001 - 10.500	17	726,467.24	8.37	10.74	533	64.32
10.501 - 11.000	12	499,738.20	5.76	11.11	545	67.60
11.001 - 11.500	4	189,817.61	2.19	11.49	532	61.95
11.501 - 12.000	1	29,865.17	0.34	11.99	520	85.43
Total:	196	$8,676,098.96	100.00%	8.70%	582	65.38%

Minimum: 2.250%
Maximum: 11.940%
Weighted Average: 8.259%

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6. Maximum Rates

Maximum Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
12.501 - 13.000	11	$505,991.15	5.83%	5.90%	648	59.88%
13.001 - 13.500	14	578,445.91	6.67	6.37	645	66.65
13.501 - 14.000	17	762,368.82	8.79	6.85	631	64.30
14.001 - 14.500	8	391,334.35	4.51	7.34	586	66.22
14.501 - 15.000	18	809,628.15	9.33	7.89	598	74.96
15.001 - 15.500	16	728,542.57	8.40	8.27	586	61.53
15.501 - 16.000	28	1,307,406.16	15.07	8.85	578	68.15
16.001 - 16.500	21	884,711.27	10.20	9.31	565	66.74
16.501 - 17.000	20	857,350.93	9.88	9.82	548	61.36
17.001 - 17.500	12	539,235.89	6.22	10.33	548	55.41
17.501 - 18.000	19	791,544.59	9.12	10.83	530	65.73
18.001 - 18.500	10	449,743.18	5.18	11.31	552	66.12
18.501 - 19.000	2	69,795.99	0.80	11.74	514	79.73
Total:	196	$8,676,098.96	100.00%	8.70%	582	65.38%

Minimum: 12.750%
Maximum: 18.990%
Weighted Average: 15.691%

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7. Next Rate Reset Date

Next Rate Reset Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2006-07	2	$59,403.05	0.68%	10.63%	536	86.24%
2006-08	17	793,397.89	9.14	8.86	573	68.18
2006-09	81	3,680,126.52	42.42	8.73	579	63.25
2006-10	64	2,751,151.44	31.71	8.66	585	66.41
2006-11	18	771,542.41	8.89	8.48	587	62.10
2007-08	1	28,652.84	0.33	9.50	703	97.32
2007-09	6	274,602.79	3.17	9.49	560	70.41
2007-10	5	218,689.61	2.52	7.46	627	66.59
2007-11	1	49,970.32	0.58	8.60	513	72.46
2009-10	1	48,562.09	0.56	7.25	682	90.00
Total:	196	$8,676,098.96	100.00%	8.70%	582	65.38%

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8. Loan Balances

Loan Balances	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
10,001 - 15,000	1	$14,944.01	0.03%	17.50%	576	65.00%
15,001 - 20,000	1	18,278.58	0.04	11.10	581	99.47
20,001 - 25,000	125	3,117,048.77	6.89	11.41	578	73.25
25,001 - 30,000	136	3,854,600.29	8.51	11.18	586	75.02
30,001 - 35,000	241	8,226,676.61	18.17	10.74	577	64.93
35,001 - 40,000	157	5,983,266.46	13.22	10.48	580	70.37
40,001 - 45,000	135	5,774,804.86	12.76	10.16	589	73.10
45,001 - 50,000	372	18,279,612.51	40.38	9.11	589	63.52
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Minimum: $14,944.01
Maximum: $49,981.67
Average: $38,757.90

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9. Property Type

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Single Family	1,012	$39,527,587.04	87.32%	10.00%	585	67.46%
PUD	75	2,629,020.26	5.81	11.00	576	72.04
Condo	48	1,848,267.33	4.08	10.24	585	66.94
MH	16	722,043.10	1.59	9.42	592	57.58
Townhome	13	424,745.92	0.94	9.97	582	69.69
Two to Four Family	4	117,568.44	0.26	11.44	632	66.97
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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10. Original Term

Original Term	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
<= 60	4	$117,006.20	0.26%	10.10%	667	65.92%
61 - 120	76	2,855,535.97	6.31	9.94	596	65.96
121 - 180	198	7,413,271.46	16.38	9.92	601	66.74
181 - 240	185	6,769,486.38	14.95	10.86	575	71.53
241 - 300	5	232,952.85	0.51	9.44	585	59.20
301 - 360	700	27,880,979.23	61.59	9.92	581	67.06
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Minimum: 60
Maximum: 360
Weighted Average: 296

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11. Remaining Term

Remaining Term	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1 - 60	4	$117,006.20	0.26%	10.10%	667	65.92%
61 - 120	77	2,870,479.98	6.34	9.98	596	65.95
121 - 180	199	7,453,087.62	16.46	9.92	601	66.84
181 - 240	184	6,763,020.01	14.94	10.84	574	71.23
241 - 300	4	184,659.05	0.41	9.25	597	64.63
301 - 360	700	27,880,979.23	61.59	9.92	581	67.06
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Minimum: 57
Maximum: 360
Weighted Average: 293

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12. Seasoning

Seasoning	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
<= 0	62	$2,150,873.80	4.75%	10.82%	577	72.99%
1 - 12	1,103	43,034,612.73	95.06	10.02	585	67.30
13 - 24	1	42,940.82	0.09	10.45	527	55.56
85 - 96	1	14,944.01	0.03	17.50	576	65.00
97 >=	1	25,860.73	0.06	12.10	614	79.33
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Maximum: 97.00
Weighted Average: 2.60

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13. Occupancy Type

Occupancy Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Owner Occupied	1,116	$43,132,260.44	95.28%	10.05%	583	67.45%
Investor	48	1,957,029.23	4.32	10.09	616	71.02
2nd Home	4	179,942.42	0.40	10.64	620	56.90
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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14. LIEN POSITIONS

LIEN POSITIONS	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
1	582	$25,298,540.12	55.88%	9.19%	590	62.51%
2	586	19,970,691.97	44.12	11.16	578	73.97
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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15. Documentation Type

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Full Documentation	1,085	$41,852,451.95	92.45%	10.07%	583	68.44%
Stated Income	54	2,280,593.52	5.04	9.64	619	53.22
Limited Documentation	29	1,136,186.62	2.51	10.42	593	64.14
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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16. Credit Grade

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
A1	391	$14,993,725.99	33.12%	9.32%	616	69.68%
A2	333	12,846,247.12	28.38	10.28	573	70.50
A+	80	3,242,695.18	7.16	8.13	654	63.75
B	197	7,503,552.23	16.58	10.94	546	65.42
C1	122	4,784,364.02	10.57	11.13	546	63.08
C2	29	1,219,397.11	2.69	11.11	542	59.36
D	16	679,250.44	1.50	12.13	563	53.58
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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7. FICO

FICO	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
<= 0	1	$49,975.40	0.11%	9.50%	0	11.88%
426 - 450	2	74,893.60	0.17	11.63	440	75.76
476 - 500	7	271,438.48	0.60	11.00	497	67.50
501 - 525	145	5,619,575.45	12.41	11.17	514	66.51
526 - 550	219	8,393,344.57	18.54	10.92	538	69.48
551 - 575	214	8,110,311.08	17.92	10.45	563	68.31
576 - 600	165	6,313,703.31	13.95	9.94	587	67.79
601 - 625	151	6,055,708.45	13.38	9.52	613	66.43
626 - 650	122	4,720,754.49	10.43	9.07	637	66.99
651 - 675	72	2,805,877.16	6.20	8.96	663	64.38
676 - 700	39	1,629,675.28	3.60	8.34	688	68.39
701 - 725	16	577,837.80	1.28	8.63	710	67.81
726 - 750	6	260,303.01	0.58	7.55	738	65.33
751 - 775	8	336,016.32	0.74	7.60	764	76.48
776 - 800	1	49,817.69	0.11	6.50	787	51.55
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

Minimum Non-zero: 435
Maximum: 787
Non-Zero Weighted Average: 585

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18. Product Type

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
2/28 ARM	182	$8,055,621.31	17.79%	8.71%	581	64.87%
3/27 ARM	13	571,915.56	1.26	8.64	589	70.47
5/25 ARM	1	48,562.09	0.11	7.25	682	90.00
Balloon	13	478,371.75	1.06	10.54	570	75.90
Fixed	959	36,114,761.38	79.78	10.38	586	67.98
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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19. Prepayment Penalty

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Prepayment Penalty	457	$18,181,105.65	40.16%	9.59%	584	68.77%
No Prepayment Penalty	711	27,088,126.44	59.84	10.37	585	66.76
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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20. Loan Purpose

Loan Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. FICO	Wtd. Avg. CLTV
Refi Cash-Out	1,106	$42,878,146.89	94.72%	10.13%	582	67.04%
Purchase	35	1,306,028.65	2.89	8.01	654	81.74
Refi No Cash-Out	27	1,085,056.55	2.40	9.53	598	71.14
Total:	1,168	$45,269,232.09	100.00%	10.06%	585	67.57%

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